Exhibit 99.1

PRESS RELEASE | November 20, 2024 | NASDAQ:PLL | ASX:PLL

PIEDMONT SUCCESSFULLY COMPLETES EQUITY FINANCING

BELMONT, North Carolina, November 20, 2024 - Piedmont Lithium Inc. (“Piedmont” or the “Company”) (NASDAQ: PLL; ASX: PLL), a leading North American supplier of lithium products critical to the U.S. electric vehicle supply chain, today announces that it has successfully closed a bookbuild for a ~US$27 million (A$40 million) equity financing (“Placement”). The Placement follows Piedmont’s announcement of its merger with Sayona Mining Limited (ASX: SYA) (“Sayona”) (“Merger”) on November 19, 2024.

The Placement is being undertaken at an offer price of A$0.168 per new CHESS Depository Interest (“CDI”) representing a beneficial interest in one hundredth of a share of common stock in the Company.

The new CDIs to be issued under the Placement are expected to be settled on November 27, 2024 and allotted and commence trading on ASX on November 28, 2024. Upon issue, the new CDIs will rank equally with existing CDIs.

Piedmont’s President and CEO, Keith Phillips, said, “The Placement bookbuild was strongly supported by a key group of high-quality investors which is a strong endorsement of the proposed merger combination with Sayona. The Placement will ensure Piedmont has significant balance sheet strength as the Company completes its proposed merger with Sayona and provides additional capital flexibility to continue to progress value-accretive initiatives across the project suite.”

Application for ASX Foreign Ownership Restriction

The Placement is being conducted as a US private placement. In order to comply with U.S. regulatory requirements, all CDIs (both existing and the new CDIs issued pursuant to the Placement), will be designated Foreign Ownership (“FOR”) Financial Products under the ASX Settlement Operating Rules, anticipated to be effective November 27, 2024.

The FOR designation is a technical restriction required in connection with the issue of the new CDIs pursuant to the Placement and is not considered to be a material limitation on securityholders’ ability to trade Piedmont’s CDIs on ASX. The FOR restriction prevents a “U.S. Person” (as defined in Rule 902 of Regulation S under the U.S. Securities Act of 1933, as amended (US Securities Act)) from acquiring CDIs. The FOR designation in respect of all CDIs is expected to be in place for approximately 6 months from the issue of the new CDIs, unless extended as required to allow Piedmont to comply with US securities laws.

Further details regarding the FOR designation is set out in schedule 1 below and also in Schedule 1 of the ASX Settlement Operating Rules Procedures.

Timetable

An indicative timetable for the Placement is set out below:

Event	Indicative Date (Sydney time)
ASX Trading halt and announcement of Merger	November 19, 2024
Placement bookbuild	November 19, to November 20, 2024
Announcement of results of the Placement Trading halt lifted – trading resumes	November 20, 2024
Settlement of CDIs issued under the Placement	November 27, 2024
Allotment and normal trading of new CDIs issued under the Placement	November 28, 2024
The above timetable is indicative only. Piedmont and Canaccord reserve the right to amend any or all of these dates at their absolute discretion, subject to the ASX Listing Rules and any other applicable laws. The quotation of new CDIs is subject to confirmation from the ASX.

Further Information

The securities offered in the Placement will not be and have not been registered under the US Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Advisors

Canaccord Genuity acted as equity capital markets adviser to Piedmont and sole lead manager, underwriter and bookrunner to the Placement, and has agreed to underwrite the Placement pursuant to a placement agreement (“Placement Agreement”). A summary of the Placement Agreement is set out in schedule 2 below.

Gibson Dunn and Thomson Geer are acting as legal counsel to Piedmont Lithium in connection with the Placement.

For further information, contact:

Erin Sanders
SVP, Corporate Communications & Investor Relations
T: +1 704 575 2549
E: esanders@piedmontlithium.com

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Schedule 1 – US Regulation S Restrictions and ASX CDI FOR Financial Products Designation

United States Securities Law Restrictions

The offer and sale of the new CHESS Depositary Interests in Piedmont (Offered CDIs) and the underlying Shares (together with the Offered CDIs, the Securities) have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (US Securities Act) or the securities laws of any state or other jurisdiction of the United States. Such Offered CDIs are an additional issuance of CHESS Depositary Interests in Piedmont that currently trade on the ASX (collectively with the Offered CDIs, the CDIs). The Securities in the Offer may not be offered or sold in the United States or to, or for the account or benefit of, US Persons except in compliance with the registration requirements of the US Securities Act and any other applicable state securities laws or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the US Securities Act and applicable state securities laws. No holder of the Securities will have the right to require Piedmont to register the Securities under the US Securities Act.

By virtue of being a Delaware corporation, Piedmont is a US domestic issuer for purposes of the US Securities Act. The Securities being offered and sold in the Offer will be ‘restricted securities’ for purposes of Rule 144 under the US Securities Act Offers. Each person acquiring the Securities will be deemed to represent that either (i) it is, or is acting for the account or benefit of, an “Accredited Investor” (as defined in Rule 501(a) of Regulation D under the US Securities Act) and that it has not purchased the Securities as the result of any “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D), and (ii) it either (a) is within the United States or (b) it is outside the United States (except in the case of an Eligible U.S. Fund Manager) and (x) is not, and is not acting for the account of benefit of, a US person (as defined in Rule 902 of Regulation S under the US Securities Act), (y) it is purchasing the Securities in an “offshore transaction” (as defined in Rule 902(h) of Regulation S), and (z) it has not purchased the Securities as a result of any “directed selling efforts” (within the meaning of Rule 902(c) of Regulation S) Offered CDIs.

Offer and Secondary Market Procedures under the ASX No Action Letter

Because equity securities in Australia are “uncertificated” and the ASX does not have the ability to strictly implement stop transfer and distributor confirmation requirements under Regulation S, Piedmont intends to implement procedures on all CDIs, including the Offered CDIs, in connection with secondary market transactions during the Distribution Compliance Period (Offer and Secondary Market Procedures) that are consistent with the “no action” letter obtained by the ASX from the staff of the SEC in January 2000 (ASX No Action Letter).

The CDIs will be classified as ‘FOR Financial Products’ under the ASX Settlement Operating Rules and will be identified with a tag that prohibits secondary market resales to investors in the United States or that are otherwise US Persons during the Distribution Compliance Period. If a person in the United States or a US Person (or a person acting for the account or benefit of a US Person) acquires CDIs in the secondary market over the ASX during the Distribution Compliance Period, such CDIs will be divested under the ASX Settlement Operating Rules.

Further details on the Offer and Secondary Market Procedures are detailed below.

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ASX Notification to ASX Participants

During the Distribution Compliance Period (initially being 6 months from the issue of the Offered CDIs but subject to extension as described below), ASX Settlement will implement various procedures designed to ensure compliance with the restrictions imposed by US securities laws on the CDIs, including (but not limited to) the following:

•
advise ASX participating organizations (ASX Participants) that, during the Distribution Compliance Period, no transaction on the ASX involving CDIs will be effected if such participant has knowledge that the purchaser is in the United States or is a US Person (an Excluded US Person);

•
circulate to all ASX Participants via electronic market circulars and bulletins: (i) details of what constitutes an Excluded US Person; and (ii) notification details of the CDIs and the zero percent permitted ownership level of CDIs by Excluded US Persons;

•
provide in periodic publications and on the ASX Settlement website, an explanation of the restricted stock identifier applicable to the CDIs as having restricted status under the US securities laws (and identifying what such restrictions are);

•
require that ASX Participants provide that contract notes (confirmations) for the CDIs in the secondary market trading during the Distribution Compliance Period indicate that these securities are FOR Financial Products, by virtue of the stock code which would include the restricted stock identifier;

•
cause the description of the CDIs on the ASX trading screens and elsewhere (e.g. Bloomberg and IRESS) to include an identifier to indicate the restrictions the CDIs are subject to under US securities laws during the Distribution Compliance Period; and

•
include in the holding statement provided by ASX Settlement to investors who hold their CDIs in the CHESS Sponsored Sub register (as defined below) a description of the fact that the purchaser is deemed to hold a restricted security and is subject to offer and resale restrictions during the Distribution Compliance Period, which shall read ‘These securities cannot be transferred to or held by US Persons (as defined under U.S. law)'.

Company Procedures and Restrictions

In addition, consistent with the ASX No Action Letter, Piedmont will adopt procedures as part of the Offer and Secondary Market Procedures to:

•
ensure that all purchasers from a distributor in the Offer will make, or be deemed to have made, representations regarding their status as an accredited investor, their status as a non-US Person if outside the United States, as well as agreements regarding restrictions on resale and hedging as set forth under Regulation S;

•
ensure that any information provided by Piedmont or the lead manager to publishers of publicly available databases about the terms of the Offered CDIs will include a statement that neither the Offered CDIs nor the underlying Shares have been registered under the US Securities Act and resales must comply with Regulation S;

•
require that any Shares bearing the legend set forth in Rule 903(b)(3)(iii)(B) under the US Securities Act may not be transferred by Piedmont’s US Transfer Agent during the Distribution Compliance Period without a favorable opinion of counsel or other assurance that the transfer complies fully with the US Securities Act; and

•
provide notification of the Regulation S status of its Offered CDIs and underlying Shares in shareholder communications, such as annual reports, periodic interim reports and its notices of shareholder meetings during the Distribution Compliance Period.

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ASX Participation Restrictions

As part of the Offer and Secondary Market Procedures:

•
whether in the Offer or in secondary market trading during the Distribution Compliance Period, no ASX Participants may execute a transaction over the ASX in the Offered CDIs if that broker knows, or has reason to know, that the transaction has been pre-arranged with, or that the purchaser is, a person in the United States or a US Person or a person acting for the account or benefit of a US Person;

•
in connection with any purchase of Offered CDIs in secondary market trading each of the lead manager and any other ASX Participants must make all reasonable efforts to ascertain whether the purchaser is in the United States or a US Person or acting for the account or benefit of a US Person and implement measures designed to assure reasonable compliance with this requirement;

•
the confirmation sent to each applicant in the Offer and each purchaser of Offered CDIs in secondary market trading across the ASX prior to the expiration of the Distribution Compliance Period, will include a confirmation or notice to the purchaser of the Offered CDIs that the Offered CDIs are subject to restrictions on offers, sales and resales to comply with Regulation S; and

•
during the Distribution Compliance Period, any information provided by the lead manager to publishers of publicly available databases, such as Bloomberg and Reuters, about the terms of the issuance of the Offered CDIs must include a statement that the Offered CDIs have not been registered under the US Securities Act and resales must comply with Regulation S.

Legending

Piedmont operates with respect to its CDIs:

•	an uncertificated book entry US register of Shares (the Share Register) maintained by the Share Registry

•	an uncertificated issuer sponsored sub-register of Offered CDIs (the Issuer Sponsored Sub-register) maintained by the CDI Registry; and

•	an uncertificated CHESS sponsored sub register of Offered CDIs in Australia (the CHESS Sponsored Sub register) maintained by ASX Settlement.

The Share Register is the register of legal title of Shares. The Shares underlying the Offered CDIs will be held beneficially by CHESS Depositary Nominees (CDN), the depositary for the CDIs, within Depositary Trust Company (the U.S. central securities depository) under a custody arrangement.

Although the Shares will be held in uncertificated book entry form, the legend below (the Share Legend) will be included in the holding statement provided to holders of Shares by the Share Registry and will therefore bind the holder of Shares (including CDN) unless Piedmont determines otherwise in accordance with applicable law.

“THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS AMENDED (THE “US SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN ARE “RESTRICTED SECURITIES” AS DEFINED UNDER RULE 144(a)(3) UNDER THE US SECURITIES ACT.

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THE HOLDER HEREOF, BY ACQUIRING THESE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN, AGREES FOR THE BENEFIT OF PIEDMONT LITHIUM INC. (THE “COMPANY") THAT THESE SECURITIES AND ANY BENEFICIAL INTERESTS THEREIN MAY BE OFFERED, SOLD, REOFFERED, RESOLD, PLEDGED, DELIVERED, DISTRIBUTED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (I) (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES TO PERSONS THAT ARE NOT, AND ARE NOT ACTING FOR THE ACCOUNT OR BENEFIT OF, “US PERSONS” (AS DEFINED IN RULE 902(k) UNDER THE US SECURITIES ACT) IN AN “OFFSHORE TRANSACTION” (AS DEFINED IN RULE 902(h) (UNDER THE US SECURITIES ACT) COMPLYING WITH REGULATION S (“REGULATION S”) UNDER THE US SECURITIES ACT THAT IS NOT THE RESULT OF ANY “DIRECTED SELLING EFFORTS” (AS DEFINED IN RULE 903(c) UNDER THE US SECURITIES ACT), (C) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE US SECURITIES ACT OR (D) IN A TRANSACTION REGISTERED UNDER THE US SECURITIES ACT (WHICH IT ACKNOWLEDGES THE COMPANY IS UNDER NO OBLIGATION TO DO), AND, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTIONS. THE COMPANY UNDERTAKES NO OBLIGATION TO SATISFY THE REQUIREMENTS FOR ANY EXEMPTION OR SAFE HARBOR FROM THE REGISTRATION REQUIREMENTS OF THE US SECURITIES ACT TO FACILITATE ANY RESALES OF THESE SECURITIES.

BENEFICIAL INTERESTS IN THE SECURITIES REPRESENTED HEREBY MAY BE HELD IN THE FORM OF CHESS DEPOSITARY INTERESTS (“CDIs"). BY ACQUIRING ANY CDIs OR ANY BENEFICIAL INTERESTS THEREIN, THE HOLDER THEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT ANY SUCH CDIs OR BENEFICIAL INTERESTS THEREIN MAY ONLY BE OFFERED, SOLD, REOFFERED, RESOLD, PLEDGED, DELIVERED, DISTRIBUTED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN ACCORDANCE WITH ANY RESTRICTIONS APPLICABLE TO TRANSFERS OF SUCH CDIs IMPOSED BY THE AUSTRALIAN SECURITIES EXCHANGE OR ANY SUCCESSOR OR REPLACEMENT SECURITIES EXCHANGE (“ASX").

PRIOR TO PERMITTING ANY TRANSFER, THE COMPANY MAY REQUEST (X) THAT THE TRANSFEROR AND/OR TRANSFEREE PROVIDE DECLARATIONS AND CERTIFICATIONS TO THE COMPANY AND THE SHARE REGISTRY IN SUCH FORM AS THE COMPANY MAY PRESCRIBE FROM TIME TO TIME, INCLUDING THAT THE TRANSFEREE IS EITHER (I) NOT A “US PERSON” (AS DEFINED IN REGULATION S), IS PURCHASING THESE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN IN A TRANSACTION COMPLYING WITH REGULATION S AND IS NOT HOLDING THE SECURITIES FOR THE ACCOUNT OR BENEFIT OF ANY US PERSON AND/OR (Y) THAT AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY BE DELIVERED TO THE COMPANY THAT SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE US SECURITIES ACT OR IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE US SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

HEDGING TRANSACTIONS INVOLVING THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE US SECURITIES ACT.

THE HOLDER HEREOF FURTHER AGREES THAT THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES TRANSMUTED TO CDIs WILL BE SUBJECT TO A HOLDING LOCK THAT WILL PREVENT THE HOLDER FROM TRANSFERRING SUCH SECURITIES OR CDIs FOR SO LONG AS ANY RESTRICTIONS APPLICABLE TO TRANSFERS OF THE CDIs IMPOSED BY THE ASX REMAIN IN PLACE AND SUCH SECURITIES (OR THE CDIs FROM WHICH THEY WERE TRANSMUTED) HAVE BEEN HELD FOR AT LEAST SIX MONTHS BY NON-AFFILIATES OF THE COMPANY AND ARE SOLD PURSUANT TO RULE 144 UNDER THE US SECURITIES ACT, UNLESS THE COMPANY OTHERWISE DETERMINES TO REMOVE SUCH HOLDING LOCK.

NO AFFILIATE (AS DEFINED IN RULE 405 OF THE US SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN, IN THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF THE COMPANY MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THE SECURITIES OR A BENEFICIAL INTEREST THEREIN AND ANY ACQUISITION OF THE SECURITIES EVIDENCED HEREBY OR ANY BENEFICIAL INTEREST THEREIN BY SUCH AN AFFILIATE OR PERSON SHALL BE NULL AND VOID AB INITIO, PROVIDED THAT THE SECURITIES OR A BENEFICIAL INTEREST THEREIN MAY BE ACQUIRED BY SUCH AN AFFILIATE OR PERSON SO LONG AS THE ACQUIRER DOES NOT HOLD THE SECURITY OR A BENEFICIAL INTEREST THEREIN IN THE FORM OF CDIs REPRESENTING THE SECURITIES OR, IF SUCH AFFILIATE ACQUIRES ANY CDIs REPRESENTING THE SECURITIES IT IMMEDIATELY TRANSMUTES THOSE CDIs INTO SHARES OF COMMON STOCK OF THE COMPANY.

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THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE AS PROVIDED IN THE BYLAWS OF THE COMPANY, THE COMPANY OR THE SHARE REGISTRAR MAY REFUSE TO REGISTER ANY TRANSFER OF THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN NOT MADE IN ACCORDANCE WITH THE RESTRICTIONS ABOVE.

THE FOREGOING RESTRICTIONS SHALL REMAIN IN PLACE UNTIL SUCH TIME AS THE COMPANY DETERMINES IT IS APPROPRIATE TO REMOVE THEM.

BY ITS ACQUISITION HEREOF, OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT IT IS PERMITTED TO ACQUIRE SUCH AN INTEREST AS SET FORTH IN THIS LEGEND AND AGREES TO COMPLY WITH THE FOREGOING RESTRICTIONS."

The Issuer Sponsored Sub register and the CHESS Sponsored Sub-register combine to make up the register of beneficial ownership of the Shares underlying the CDIs. Because CDIs represent beneficial interests in underlying Shares, holders of Offered CDIs will also be bound by the restrictions set forth in the Share Legend during the Distribution Compliance Period to the extent they relate to their beneficial interests until Piedmont determines to remove the Share Legend, including the restriction that any Offered CDIs transmuted into Shares will be subject to a holding lock that will prevent the holder from transferring such Shares for so long as any restrictions applicable to transfers of CDIs imposed by the ASX remain in place or such Offered CDIs are ‘restricted securities’ as defined under Rule 144(a)(3) under the US Securities Act, unless Piedmont otherwise determines to remove such holding lock. Investors should note that it is possible that the Distribution Compliance Period could be extended beyond six months, and therefore there can be no assurance that the Share Legend will ever be removed from the Offered CDIs.

Notice of the foregoing restrictions will be provided to investors that hold their Offered CDIs through the Issuer Sponsored Sub register and the CHESS Sponsored Sub-register through the inclusion of the message ‘Transfer of these securities to, and holding of these securities by, US Persons (as defined under US law) is prohibited’ and in the holding statement they receive from the CDI Registry and ASX Settlement, respectively. In addition, the Share Registry will advise each new holder appearing on the Issuer Sponsored Sub-register or the CHESS Sponsored Sub-register during the Distribution Compliance Period that the Shares underlying the CDIs are subject to the restrictions set forth in that Share Legend, and that by virtue of the CDIs representing beneficial interests in those Shares that holders of the CDIs are subject to the restrictions in that Share Legend until such time as Piedmont determines it is appropriate to remove them.

During the Distribution Compliance Period no transactions in the CDIs can be effected through the ASX if the ASX Participant effecting the transaction knows, or has reason to know, that the sale has been pre-arranged with, or that the purchaser is, an Excluded US Person.

If a holder of Shares wishes to transmute its Shares into CDIs, it can contact the Share Registry and request that such conversion be made. However, as with the Shares, any such CDIs will be treated as ‘restricted securities’ (as defined in Rule 144 under the US Securities Act) during the Distribution Compliance Period. Further, a holder that wishes to transmute its Shares into CDIs during the Distribution Compliance Period must comply with the restrictions set forth in the Share Legend until it is removed by Piedmont, including the restriction that any CDIs transmuted from Shares will be subject to a holding lock that will prevent the holder from transferring those Shares for so long as any restrictions applicable to transfers of the CDIs imposed by the ASX remain in place or such CDIs are treated as ‘restricted securities’ as defined under Rule 144(a)(3) under the US Securities Act, unless Piedmont otherwise determines to remove that holding lock. As CDIs represent beneficial interests in underlying Shares, holders of CDIs transmuted from Shares will be bound by the restrictions set forth in the Share Legend above to the extent they relate to their beneficial interests until that Share Legend is removed by Piedmont. As indicated above, there can be no assurance that the Distribution Compliance Period will not be extended or, accordingly, that the Share Legend will ever be removed from the CDIs.

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Restricted Securities and Affiliates

Each affiliate of Piedmont at the time of settlement of the Offer will deliver a letter to Piedmont acknowledging and agreeing that: (a) it may not acquire any CDIs unless it immediately submits such CDIs to the CDI Registry for transmutation into Shares bearing the Share Legend; and (b) any CDIs transmuted from Shares will be subject to a holding lock that will prevent the holder from transferring such Shares for so long as any restrictions applicable to transfers of the CDIs imposed by the ASX remain in place or such CDIs are ‘restricted securities’ as defined under Rule 144(a)(3) under the US Securities Act, unless Piedmont otherwise determines to remove such holding lock. In addition, any person who becomes an affiliate during the Distribution Compliance Period must also deliver a letter to Piedmont acknowledging and agreeing to the same.

Any Shares or CDIs acquired from Piedmont or its affiliates will be deemed to be ‘restricted securities’ (as defined in Rule 144 under the US Securities Act) unless and until they cease to be restricted securities under Rule 144. Resales of any such restricted securities must be made in accordance with Regulation S, the registration requirements of the US Securities Act or an exemption from such registration requirements and, in each case, in accordance with all applicable securities laws of the states of the United States and any other applicable jurisdictions. Subject to various conditions, including the availability of current information regarding Piedmont, applicable holding periods and volume and manner of sale restrictions, Rule 144 may be available for resales of Shares or Offered CDIs by affiliates of Piedmont. Such resales of Shares or Offered CDIs by affiliates must be conducted in accordance with the Share Legend and any other applicable laws. Such resales of Offered CDIs must be conducted in accordance with the Share Legend and any other applicable laws, and prior to such resale Piedmont would need to remove the holding lock on such Shares or Offered CDIs, which it may or may not do in its discretion.

On Market Transfers in the Secondary Market

During the Distribution Compliance Period, CDIs may be reoffered and resold in standard (regular) way brokered transactions on the ASX where neither the seller nor any person acting on its behalf knows, or has reason to know, that the sale has been prearranged with, or that the purchaser is, a person in the United States or is, or is acting for the account or benefit of, a US Person in accordance with Regulation S. Such reoffers and resales must also otherwise be conducted in compliance with the applicable Offer and Secondary Market Procedures.

Off Market Transfers in the Secondary Market

CDIs

It is possible to transfer CDIs in off market transactions outside of the ASX through the Issuer Sponsored Sub-register or the CHESS Sponsored Sub-register, as well as between those two sub-registers. CDIs transferred in off-market transactions outside of the ASX may only be reoffered and resold in accordance with Regulation S. Off-market transfers involving the CHESS Sponsored Sub-register are performed by ASX Participants rather than the CDI Registry, and are subject to the Offer and Secondary Market Procedures applicable to ASX Participants described above. Before settling an off-market transfer that occurs, the CDI Registry will require certification from the transferee of the following:

•	it will be the sole registered and beneficial owner of the CDIs that it intends to acquire;

•
if it is outside the United States, it is not a US Person and is not acting for the account or benefit of, a US Person, and it is purchasing the CDIs in an ‘offshore transaction’ (as defined in Rule 902(h) under the US Securities Act) complying with Regulation S under the US Securities Act and it is not purchasing the CDIs as a result of any ‘directed selling efforts’ (as defined in Rule 903(c) under the US Securities Act);

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•
if it is, or has been in the preceding three months, an ‘affiliate’ (as defined in Rule 405 of the US Securities Act) of Piedmont it has not and will not acquire any CDIs unless it has submitted, or immediately will submit, such CDIs to the CDI Registry for transmutation into Shares;

•
it understands and acknowledges that the CDIs it wishes to acquire are and will be treated as having not been registered under the US Securities Act or the securities laws of any state of the United States, and treated as ‘restricted securities’ (as defined in Rule 144 under the US Securities Act). Piedmont undertakes no obligation to satisfy the requirements for any exemption or safe harbor from the registration requirements of the US Securities Act to facilitate any resales of the CDIs, and the CDIs may not be offered, sold, pledged or otherwise transferred by such purchaser except: (i) to Piedmont; (ii) in an ‘offshore transaction’ (as defined in Rule 902(h) under the US Securities Act) complying with Regulation S under the US Securities Act; (iii) pursuant to an effective registration statement under the US Securities Act (which Piedmont has no obligation to prepare or file); or (iv) pursuant to an exemption from the registration requirements of the US Securities Act, and in each case, in accordance with all applicable securities laws of the states of the United States and any other applicable jurisdictions;

•
notwithstanding the foregoing bullet, it understands and acknowledges that during the Distribution Compliance Period, the CDIs may only be reoffered and resold in an ‘offshore transaction’ (as defined in Rule 902(h) under the US Securities Act) complying with Regulation S under the US Securities Act. in accordance with all applicable securities laws of the states of the United States and any other applicable jurisdictions;

•
Piedmont is entitled to recognize and enforce any lawful restrictions on transfer and, accordingly, intends to refuse to register any transfer of the Offered CDIs not made in accordance with the provisions of Regulation S, pursuant to registration under the US Securities Act, or pursuant to an available exemption from registration and, in each case, in accordance with all applicable securities laws of the states of the United States and any other applicable jurisdictions;

•	that during the Distribution Compliance Period it will not enter into any hedging transactions involving the CDIs, directly or indirectly, unless in compliance with the US Securities Act;

•
it agrees to, and each subsequent holder is required to, notify any transferee of the CDIs from it of the resale restrictions referred to above, if then applicable (recognising that the Offer Procedures provide for this to be done automatically for CDIs transferred over the ASX);

•
it acknowledges that, prior to any proposed transfer of CDIs other than pursuant to an effective registration statement, it will be required to provide certifications and other documentation relating to its ability to transfer CDIs in compliance with the restrictions set forth above, including (if applicable) that the transferee is not in the United States and is not a US Person or acting for the account or benefit of a US Person;

•
it understands and acknowledges that during the Distribution Compliance Period, Piedmont is not obligated to file with the SEC or with any state securities regulatory authority any registration statement in respect of registering any offers, sales, reoffers or resales of the CDIs under the US Securities Act;

•	it acknowledges that during the Distribution Compliance Period the Shares underlying the CDIs will bear the Share Legend unless Piedmont determines otherwise in compliance with applicable law; and

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•
it acknowledges that Piedmont and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and warranties and agrees that if any such acknowledgement, representation or warranty deemed to have been made by virtue of its purchase of CDIs is no longer accurate, it will promptly notify Piedmont.

Shares

It is possible to transfer Shares through the Share Register. Shares underlying Offered CDIs and transferred through the Share Register may only be reoffered and resold where neither the seller nor any person acting on its behalf knows, or has reason to know, that the sale has been prearranged with, or that the purchaser is, a person in the United States or is, or is acting for the account or benefit of, a US Person, in accordance with Regulation S. Before settling such a transfer, the Share Registry will require certification from the transferee of the following:

•	it will be the sole registered and beneficial owner of the Shares that it intends to acquire;

•
if it is outside the United States, it is not a US Person and is not acting for the account or benefit of a US Person, and it is purchasing the Shares in an ‘offshore transaction’ (as defined in Rule 902(h) under the US Securities Act) complying with Regulation S under the Securities Act and it is not purchasing the Shares as a result of any ‘directed selling efforts’ as defined in Rule 903(c) under the US Securities Act;

•
if it is, or has been in the preceding three months, an ‘affiliate’ (as defined in Rule 405 of the US Securities Act) of Piedmont it has not and will not acquire any CDIs unless it has submitted, or immediately will submit, such CDIs to the Share Registry for transmutation into Shares;

•
it understands and acknowledges that the Shares that it wishes to acquire are and will be treated as having not been registered under the US Securities Act or the securities laws of any state of the United States, and treated as ‘restricted securities’ within the meaning of Rule 144 under the US Securities Act and Piedmont undertakes no obligation to satisfy the requirements for any exemption or safe harbor from the registration requirements of the US Securities Act to facilitate any resales of the Shares, and the Shares may not be offered, sold, pledged or otherwise transferred by such purchaser except: (i) to Piedmont; (ii) in an ‘offshore transaction’ (as defined in Rule 902(h) under the US Securities Act) complying with Regulation S under the US Securities Act; (iii) pursuant to an effective registration statement under the US Securities Act (which Piedmont has no obligation to prepare or file); or (iv) pursuant to an exemption from the registration requirements of the US Securities Act, and in each case, in accordance with all applicable securities laws of the states of the United States and any other applicable jurisdictions;

•
Piedmont is entitled to recognize and enforce any lawful restrictions on transfer and, accordingly, intends to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the US Securities Act, or pursuant to an available exemption from registration and, in each case, in accordance with all applicable securities laws of the states of the United States and any other applicable jurisdictions;

•	that during the Distribution Compliance Period it will not enter into any hedging transactions involving the Shares, directly or indirectly, unless in compliance with the US Securities Act;

•	it agrees to, and each subsequent holder is required to, notify any purchaser of the Shares from it of the resale restrictions referred to above, if then applicable;

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•
it acknowledges that, prior to any proposed transfer of Shares other than pursuant to an effective registration statement, the transferee of Shares will be required to provide certifications and other documentation relating to its ability to transfer Shares in compliance with the restrictions set forth above, including (if applicable) that the transferee is not in the United States and is not a US Person or acting for the account or benefit of a US Person;

•
it understands and acknowledges that during the Distribution Compliance Period, Piedmont is not obligated to file with the SEC or with any state securities regulatory authority any registration statement in respect of registering any offers, sales, reoffers or resales of the Shares under the US Securities Act;

•	it acknowledges that during the Distribution Compliance Period, the Shares will bear the Share Legend unless Piedmont determines otherwise in compliance with applicable law; and

•
it acknowledges that Piedmont and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and warranties and agrees that if any such acknowledgement, representation or warranty deemed to have been made by virtue of its purchase of Shares is no longer accurate, it shall promptly notify Piedmont.

Possible Extension of Distribution Compliance Period

Due to the nature of the ASX trading system, the restricted stock identifier and associated transfer restrictions will remain on the CDIs during the Distribution Compliance Period, which is expected to last until six months after settlement of the Offer. The CDIs will no longer bear such restricted stock identifier and associated transfer restrictions after the Distribution Compliance Period ends, subject to approval by the ASX and delivery of certain opinions and unless required by applicable law. Piedmont can provide no assurance that the ASX will approve such removal or that Piedmont will be able to deliver or obtain any required certificates or opinion to effectuate such removal. If that is the case, the restrictions imposed during the Distribution Compliance Period will continue indefinitely.

In addition, the Distribution Compliance Period may restart if, among other reasons, Piedmont determines to issue additional CDIs, or following the Offer an affiliate of Piedmont sells CDIs pursuant to Regulation S If this were to occur, the Distribution Compliance Period would restart as at the date of such offer and sale of such additional CDIs. Any such extension or continuation of the Distribution Compliance Period could have an adverse effect on your ability to resell the CDIs or the liquidity of, or trading price for, the CDIs on the ASX.

Once the Distribution Compliance Period has expired and the restricted stock identifier has been removed, the CDIs and the underlying Shares could be offered, sold and resold to investors in the United States in transactions registered under the US Securities Act or pursuant to certain exemptions from the registration requirements of the US Securities Act.

Representations of Applicants Acquiring Offered CDIs under the Offer

Each applicant acquiring Offered CDIs under the Offer will be deemed to have represented, warranted and agreed as detailed in the confirmation letter, provided to that applicant.

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Schedule 2 – Summary of Placement Agreement

Piedmont Lithium Inc. (Piedmont or the Company) and Canaccord Genuity (Australia) Limited (ABN 19 075 071 466) (Lead Manager) have entered into an agreement pursuant to which the Lead Manager agreed to act as sole bookrunner, lead manager, adviser and underwriter in respect of Piedmont's Placement of CHESS Depositary Interests (CDIs) over new fully paid shares of common stock in Piedmont (Shares) (Placement Agreement). The Placement Agreement contains certain conditions precedent, representations and warranties, undertakings and indemnities in favour of the Lead Manager.

Details of the fees payable to the Lead Manager are included in the  Appendix 3B released to ASX in connection with the Placement.

The Lead Manager's underwriting obligations are conditional on the satisfaction of a number of matters, including the following:

(a)
(Merger Agreement) the merger agreement in relation to the merger between Sayona and Piedmont (Merger Agreement) not being terminated, rescinded or varied in a material respect without the prior written consent of the Lead Manager and no condition precedent under the Merger Agreement having (in the opinion of the Lead Manager, acting reasonably) become incapable of being satisfied prior to the settlement date for the Placement; and

(b)
(Certificates and US Opinion) Piedmont delivering a certificate from an officer certifying various matters and Piedmont's US counsel issuing an opinion to the Lead Manager on certain matters regarding the Placement.

The Lead Manager may terminate its obligations under the Placement Agreement on the occurrence of certain events, including the following:

(a)
(Merger Agreement) Merger Agreement is terminated, rescinded, repudiated or threatened to be terminated, rescinded or repudiated, is amended in a material respect, or is or becomes void or voidable, without the prior written consent of the Lead Manager;

(b)
(listing) ASX announces that Piedmont will be removed from the official list or that any Shares (represented as CDIs) will be removed from official quotation or, suspended from quotation by ASX for any reason (excluding a trading halt arising from the Placement), without the prior written consent of the Lead Manager;

(c)	(Disclosure deficiency):

(i)
any of Piedmont's announcements, advertisements, publicity or roadshow materials relating to Piedmont, the Placement or the Merger (including (without limitation) any announcements, the confirmation letter, subscription agreement or communication, in each case, in respect of the Placement) (Placement Documents) includes content that is misleading or deceptive, or is likely to mislead or deceive, in a material respect (including by omission);

(ii)	any statement of opinion or belief in any Placement Document is not truly and honestly held or there are no reasonable grounds for making any such statement; or

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(iii)
any amendment or update to a cleansing notice in respect of the Placement which is issued or is required to be issued under the Corporations Act 2001 (Cth) (Corporations Act) is materially adverse from the point of view of an investor;

(d)	(Proceedings) any of the following occurs:

(i)
there is an application to a government authority for an order, declaration or other remedy, or a government authority commences any investigation or hearing or announces its intention to do so, in each case in connection with the Placement or any agreement entered into in respect of the Placement which, in the Lead Manager’s reasonable opinion, has reasonable prospects of success; or

(ii)
proceedings are commenced or there is a public announcement of an intention to commence proceedings before a court or tribunal of competent jurisdiction in Australia seeking an injunction or other order in relation to the Placement, which in the Lead Manager’s reasonable opinion, has reasonable prospects of success;

(e)	(Regulatory action) ASIC:

(i)
makes, or threatens to make, an application for an order under Part 9.5 of the Corporations Act in relation to the Placement or the Merger and any such application (or threat) becomes public or is not withdrawn by the time stipulated in the Placement Agreement;

(ii)
commences, or conveys its intention to commence, any investigation or hearing under Part 3 of the Australian Securities and Investments Commission Act 2001 (Cth) in relation to the Placement or the Merger and any such investigation or hearing (or intention) becomes public or is not withdrawn by the time stipulated in the Placement Agreement; or

(iii)
otherwise issues or threatens to issue proceedings in relation to the Placement or the Merger or commences any formal investigation or inquiry into the Placement and such issue, threat or commencement becomes public or is not withdrawn by the time stipulated in the Placement Agreement;

(f)
(quotation) ASX does not, or states that it will not, grant official quotation of all the Placement CDIs on an unconditional basis (or on a conditional basis provided such condition would not, in the opinion of the Lead Manager, have a material adverse effect on the Placement) by settlement date for the Placement;

(g)	(prosecution) any of the following occurs:

(i)	a Piedmont director is charged with an indictable offence;

(ii)	any regulatory body commences any public action against a Piedmont director in his or her capacity as such or announces that it intends to take any such action; or

(iii)	any Piedmont director is disqualified from managing a corporation under the applicable law;

(h)	(timetable) any event in the timetable for the Placement is delayed by Piedmont for 5 business days or more without the prior written consent of the Lead Manager;

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(i)	(capital structure) Piedmont alters its capital structure (subject to certain specified exclusions) without the prior written consent of the Lead Manager;

(j)
(forecast) a Placement Document includes any forecast, expression of opinion, belief, intention or expectation which is not based on reasonable grounds or any other announced forecast or expectation comes incapable of being met;

(k)	(fraud) Piedmont or any of its related bodies corporate or any of its directors or officers engage in any fraudulent conduct or activity whether or not in connection with the Placement;

(l)
(force majeure) there is an event, occurrence or non-occurrence, or development of an existing event, occurrence or non-occurrence, which makes it illegal or, in the case of an event, occurrence or non-occurrence that makes it illegal for the Lead Manager to satisfy a material obligation under the Placement Agreement;

(m)	(withdrawal) Piedmont withdraws the Placement or any part of it;

(n)
(change in board or senior management) a material change in Piedmont to the current board of directors, or a change to Keith Phillips (President and Chief Executive Officer) or Patrick Brindle (Executive Vice President & Chief Operating Officer);

(o)	(certificate) any certificate which is required to be provided by Piedmont under the Placement Agreement is not provided when required;

(p)	(insolvency) any Piedmont group member is, or becomes, insolvent; or

(q)	(condition precedent) a condition precedent, as set out in the Placement Agreement, is not satisfied or waived by the Lead Manager by the time required.

The Lead Manager's termination right to the following events only arises if the Lead Manager has reasonable grounds to believe that such event, matter or circumstance has or is likely to have a material adverse effect on the financial position or prospects of the Piedmont group or the outcome or success of the Placement, or the market price of, or ability to settle the Placement of, any of the Placement Securities, or could give rise to a contravention by the Lead Manager of (or the involvement of the Lead Manager in a contravention of) or liability of the Lead Manager under the Corporations Act or any other applicable law:

(r)
(new circumstance) a new circumstance that would be adverse from the point of view of an investor arises that would have been required to be disclosed in the Placement Documents had it arisen before the Placement Documents were lodged with ASX;

(s)	(breach) Piedmont is in breach of the Placement Agreement or any of Piedmont's representations or warranties is or becomes incorrect, untrue or misleading;

(t)	(due diligence) there is an omission from or misstatement relating to (without limitation) the completed due diligence questionnaire provided by Piedmont to the Lead Manager;

(u)
(change in laws) there is introduced, or there is a public announcement of a proposal to introduce, into the Parliament of Australia or any State or Territory of Australia or any other applicable jurisdiction, a new law, or the Reserve Bank of Australia, or any Commonwealth or State or Territory authority or any other applicable jurisdiction, adopts or announces a proposal to adopt a new policy (other than a law or policy which has been announced before the date of the Placement Agreement);

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(v)	(compliance with laws) a contravention by Piedmont of the Corporations Act, its constitution, any of the ASX Listing Rules or any other applicable law or regulation;

(w)
(charges) Piedmont or any of its related bodies corporate charges, or agrees to charge, the whole or a substantial part of their respective business or property other than certain specified exceptions;

(x)	(offer) any aspect of the Placement does not comply with the Corporations Act or the ASX Listing Rules;

(y)	(Certificate) any certificate which is required to be provided by Piedmont under the Placement Agreement is untrue or incorrect;

(z)
(adverse change) there is an adverse change, or an event which is likely to give rise to an adverse change, in the financial position, results, condition, operations or prospects of the Piedmont group other than as disclosed by Piedmont to the ASX before the date of the Placement Agreement;

(aa)	(market disruption) there is:

(i)
trading in all securities quoted or listed on ASX, NASDAQ or the New York Stock Exchange is suspended or limited in a material respect for three days on which that exchange is open for trading, or substantially all of three trading days;

(ii)
any adverse change or disruption to the existing financial markets, political or economic conditions of Australia, Canada, Ghana, the People’s Republic of China or the United States or the international financial markets or any change in national or international political, financial or economic conditions;

(iii)
a general moratorium on commercial banking activities in Australia, Canada, Ghana, the People’s Republic of China or the United States is declared by the relevant central banking authority in any of those countries, or a material disruption in commercial banking or security settlement or clearance services in any of those countries;

(bb)	(hostilities):

(i)	in respect of any one or more of Australia, Canada, Ghana, the People’s Republic of China or the United States:

(A)	hostilities not presently existing commence (whether war has been declared or not) involving any of those countries;

(B)	a major escalation in existing hostilities occurs (whether war has been declared or not) involving any of those countries;

(C)	a major terrorist act is perpetrated involving any of those countries;

(D)	a national emergency is declared by any of those countries;

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(ii)	a significant terrorist act is perpetrated anywhere in the world (other than in the Ukraine, Russia, Israel, Iran, Lebanon or the surrounding region to those countries);

(iii)	in respect of the ongoing conflicts in Israel or Ukraine as at the date of the Placement Agreement:

(A)	chemical, nuclear, or biological weapons of any sort are used in connection with the conflict; or

(B)	the military of any member state of the North Atlantic Treaty Organization becomes directly involved in the conflict; or

(cc)	(Piedmont information) certain Piedmont information includes a statement which is or becomes misleading or deceptive or likely to mislead or deceive.

If the Lead Manager terminates its obligations under the Placement Agreement, the Lead Manager will not be obliged to perform any of its obligations that remain to be performed. Termination of the Placement Agreement could have an adverse impact on the amount of proceeds raised under the Placement.

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